THE MARSICO INVESTMENT FUND

Marsico Focus Fund
Marsico Growth Fund

Supplement dated November 30, 2016
to the Prospectus and Statement of Additional Information (“SAI”)
dated January 29, 2016

The Marsico Focus Fund and the Marsico Growth Fund (the “Funds”) have been co-managed by Thomas F. Marsico and Coralie Witter, CFA. Effective on and after December 1, 2016, Coralie Witter is no longer a co-manager of the Funds, and Thomas F. Marsico is solely responsible for day-to-day management of the Funds.

The Prospectus and SAI are hereby amended, effective December 1, 2016, to state that Mr. Marsico is the sole manager of the Funds, and to remove all references to Ms. Witter.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE